Exhibit 10.95
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Aircraft Warning Lights

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00019 DATE OF CHANGE ORDER: Sep 23, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s cost for changes to the Train 3 aircraft warning lights.

A total of six (6) aircraft warning lights on two (2) GT exhaust stacks (23Z-1411 and 23Z-1621 (3 per stack)), shall be changed to operate (white (day use) /red (night use)) from previous basis (white (day use) / white (night use)).

2.	The summary cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order.

3.	The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00018)...............................................................		$26,202,435
The Contract Price prior to this Change Order was...........................................................................................		$2,386,202,435
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,386,268,002

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00018)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00018)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00018)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Program Manager, Cheniere Projects
Title	Title
October 10, 2019	September 23, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Section 232 Steel and Aluminum Tariffs & Anti-dumping (ADA) and Countervailing Duties (CVD) Q2_2019

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00020 DATE OF CHANGE ORDER: October 8, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes impacts from Section 232 Tariffs on Steel and Aluminum on Applicable Law, and Change in Law impacts imposing Anti-dumping (ADA) and Countervailing Duties (CVD) on specific steel and aluminum imports, which are based on the following two (2) approved Trends:

i.	Trend No. S2-0005c - Impacts of Policy Change/Applicable Law Imposing Tariff on Steel and Aluminum (Section 232); and

ii.	Trend No. S2-0006c - Anti-Dumping and Countervailing Duties (ADA/CVD).

2.
This Change Order includes the costs during the 2nd Quarter of 2019, and excludes all costs, cost impacts, or effects of the change associated with these trends beyond these dates. Any subsequent costs, cost impacts, or effects of the change associated with these trends beyond these dates will be assessed on a quarterly basis and included in separate, future Change Order(s).

3.	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S2-0005c) and Exhibit 4 (Trend No. S2-0006c).

5.	The detailed costs for Customs Entry for the scope of this Change Order is detailed in Exhibit 5 (Trend No. S2-0005c) and Exhibit 6 (Trend No. S2-0006c).

6.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00019)...............................................................		$26,268,002
The Contract Price prior to this Change Order was...........................................................................................		$2,386,268,002
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,389,688,411

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00019)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00019)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00019)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	For Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	SVP, Program Manager
Title	Title
October 11, 2019	October 8, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Spare Transition Joints for Potential Future Cold Box Modifications

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00021 DATE OF CHANGE ORDER: October 8, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes the cost of engineering and sourcing of spare transition joints for potential future Train 3 cold box modifications. Per this Change Order, a total of seven (7) transition joints: five (5) for Methane Cold Box and two (2) for Ethylene Cold Box - 1504A/B shall be procured and made available at Site should Owner elect to proceed with the field modification of the Train 3 cold boxes to implement the modified design to reduce the number of transition joints.

2.	The summary cost breakdown for the total Scope of Work of this Change Order is detailed in Exhibit 1 of this Change Order.

3.	The detailed cost breakdown for the Scope of Work of this Change Order is provided in Exhibit 3 of this Change Order.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00020)...............................................................		$29,688,411
The Contract Price prior to this Change Order was...........................................................................................		$2,389,688,411
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,389,888,443

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00020)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00020)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00020)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	For Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	SVP, Program Manager
Title	Title
October 11, 2019	October 8, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Modification of the Train 3 Methane Cold Box

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00022 DATE OF CHANGE ORDER: December 6, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order sets forth the scope of work to perform modifications to the Train 3 Methane Cold Box (E-1605) as described in more detail in Exhibit 4 of this Change Order (“Cold Box Modification Scope of Work”). Other than Contractor’s costs and expenses pertaining only to the additional Work described in Exhibit 4 for the Cold Box Modification Scope of Work, this Change Order does not set forth the effect, if any, of the Cold Box Modifications Scope of Work on the Changed Criteria. For example, impacts on Project Schedule (such as delays associated with potential damage to the core of the exchanger or other long lead items) and any costs incurred by Contractor arising from such impacts are not covered in this Change Order. If any such impacts occur, then the effects, if any, will be addressed by Owner and Contractor.

2.
As further described in Exhibit 4 of this Change Order, Contractor shall reduce the number of transition joints (“TJs”) inside the methane cold box (E-1605) by replacing stainless steel pipe with aluminum and relocating TJs outside of the cold box. The design will have five (5) TJs on the exterior of the cold box in lieu of sixteen (16) TJs inside (original design basis). The Cold Box Modification Scope of Work includes the following activities: scaffolding, rigging, temporary supports, cutting of the cold box roof/walls, opening manways, cutting pipe, welding, testing and closing of the methane cold box (E1605).

3.	The summary cost breakdown for the Scope of Work of this Change Order is provided in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown for the Scope of Work of this Change Order is provided in Exhibit 3 of this Change Order.

5.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00021)...............................................................		$29,888,443
The Contract Price prior to this Change Order was...........................................................................................		$2,389,888,443
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,395,637,222

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00021)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00021)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00021)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes, see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: Yes, see Exhibit 4 for the Scope of Work

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	For Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Program Manager
Title	Title
December 20, 2019	December 9, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Section 232 Steel and Aluminum Tariffs & Anti-dumping (ADA) and Countervailing Duties (CVD) Q3_2019

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00023 DATE OF CHANGE ORDER: December 10, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes impacts from Section 232 Tariffs on Steel and Aluminum on Applicable Law, and Change in Law impacts imposing Anti-dumping (ADA) and Countervailing Duties (CVD) on specific steel and aluminum imports, which are based on the following two (2) approved Trends:

i.	Trend No. S2-0005d - Impacts of Policy Change/Applicable Law Imposing Tariff on Steel and Aluminum (Section 232); and

ii.	Trend No. S2-0006d - Anti-Dumping and Countervailing Duties (ADA/CVD).

2.
This Change Order includes the costs during the 3rd Quarter of 2019, and excludes all costs, cost impacts, or effects of the change associated with these trends beyond these dates. Any subsequent costs, cost impacts, or effects of the change associated with these trends beyond these dates will be assessed on a quarterly basis and included in separate, future Change Order(s).

3.	The summary cost breakdown for the scope of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown for the scope of this Change Order is detailed in Exhibit 3 (Trend No. S2-0005d) and Exhibit 4 (Trend No. S2-0006d).

5.	The detailed costs for Customs Entry for the scope of this Change Order is detailed in Exhibit 5 (Trend No. S2-0005d) and Exhibit 6 (Trend No. S2-0006d).

6.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00022)...............................................................		$35,637,222
The Contract Price prior to this Change Order was...........................................................................................		$2,395,637,222
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,395,690,192

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00022)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00022)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00022)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	For Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Program Manager
Title	Title
December 18, 2019	December 11, 2019
Date of Signing	Date of Signing